EXHIBIT 10.1



                             TYCO INTERNATIONAL LTD.
                             ----------------------

                      1994 RESTRICTED STOCK OWNERSHIP PLAN
                      ------------------------------------

                                FOR KEY EMPLOYEES
                                -----------------

         1.       PURPOSE
                  -------

         The purpose of the 1994 Restricted Stock Ownership Plan for Key Employees (the "Plan") is to attract and retain outstanding individuals as employees of Tyco International Ltd. (the "Company") and its subsidiaries, to encourage stock ownership on favorable terms, and to reward those who have contributed to past success and those who are expected to make substantial contributions in the future to the successful management and growth of the Company.

         2.       ADMINISTRATION
                  --------------

         The Plan will be administered by the Compensation Committee or such other committee appointed by the Board of Directors from time to time and consisting of three or more members of the Board of Directors (the "Committee"). None of the members of the Committee shall be eligible to participate in the Plan during such membership. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended (the "Act").

         The interpretation and construction by the Committee of any provisions of the Plan, of any agreement entered into pursuant to Section 6(f) hereof, or of other matters related to the Plan shall be final, unless otherwise determined by the Board of Directors. A majority of the members of the Committee qualified to act on any question may act by meeting or by a writing signed without a meeting, and may execute any instrument or document required, or delegate to one of its members authority to execute any such instrument or document. The Committee may adopt, from time to time, such rules and regulations as it considers desirable for the administration of the Plan. No member of the Committee or the Board of Directors shall be liable for any


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action or  determination  made in good  faith  with  respect to the Plan and the administration of the Plan.

         The Committee shall have the power and authority to determine whether, to what extent, and under what circumstances, Common Stock and other amounts payable with respect to a Restricted Stock Award shall be deferred either automatically or at the election of the Participant and whether and to what extent the Company shall pay or credit amounts constituting dividends or deemed dividends on such deferrals.


         3.       PARTICIPANTS
                  ------------

         Participants in the Plan (each a "Participant") will be comprised of such officers or other key employees of the Company and its subsidiaries as the Committee may designate from time to time. The Committee's selection of a Participant in any year shall not preclude such Participant's participation in any other year and shall not require selection of such Participant to participate in any other year or, if so selected, entitle such Participant to receive the same type or amount of award as in any other year or as may be received by any other Participant in any year.

         The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of awards, including, without limitation:

                  (i)          the financial condition of the Company;
                  (ii) the anticipated profits for the current and future years;
                  (iii) the contributions of a Participant to the profitability of the Company; and
                  (iv)         the adequacy of other compensation of a
                               Participant.



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         4.       SHARES
                  ------

         The total number of shares of Common Stock, par value $.50 per share ("Common Stock"), that will be reserved for issuance under the Plan will consist of an initial amount of 468,542 shares to which will be added at the beginning of each fiscal year during any part of which the Plan is effective, one-half of one percent (0.5%) of the total outstanding shares of Common Stock as of the first day of such year; provided however, that the aggregate number of shares which may be issued to any one Participant under the Plan shall not exceed 50% of the aggregate number of shares available under the Plan.

                  In the event of a change in the number of outstanding shares of Common Stock of the Company without new consideration to the Company (such as by a stock split or stock dividend), or in the event of any recapitalization, reorganization, merger or consolidation of the Company, subject to Section 6(d) of this Plan, the Committee shall adjust shares available under the Plan and shall amend the terms and conditions of outstanding awards as it may deem appropriate to reflect any such change.

         If there is a termination or cancellation of any award prior to the expiration of the specific restricted period, such shares may again be used for new awards under the Plan.

         5.       TYPE OF GRANT
                  -------------

         Grants under the Plan shall be in the form of Restricted Stock Awards.


         6.       RESTRICTED STOCK AWARDS
                  -----------------------

         Restricted Stock Awards will consist of Common Stock transferred to Participants for their services to the Company without other payment. Restricted Stock Awards will be subject to such terms and conditions as the Committee may determine, including, without limitation, restrictions if any, on the sale or other disposition of shares subject to such



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Restricted Stock Awards and requirements for the transfer of such shares subject to such Restricted Stock Awards to the Company upon the termination of employment of the Participant within specified periods and/or prior to the attainment of certain specified goals. Shares as to which the restrictions on sale or other disposition and the requirements for the transfer upon the termination of employment have lapsed are hereinafter referred to as "Free Shares." Shares as to which the restrictions on sale or other disposition or the requirements for the transfer upon the termination of employment have not lapsed are hereinafter referred to as "Restricted Shares."

         (a)      ISSUANCE OF SHARES
                  ------------------

         Shares of Common Stock acquired pursuant to a Restricted Stock Award will be issued subject to the terms, conditions and restrictions specified in the Plan and to such other terms, conditions and restrictions as the Committee or Board of Directors may provide. Stock certificates issued subject to restrictions shall bear a legend indicating the nature of such restrictions.

         (b)      DISPOSITION
                  -----------

         Shares of Common Stock acquired pursuant to a Restricted Stock Award shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated until the restrictions with respect to such shares have lapsed. No right or benefit under the Plan with respect to any Restricted Shares shall in any manner be subject to the debts, contracts, liabilities, or torts of the Participant entitled to such right or benefit. If any Participant should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge or otherwise hypothecate any right or benefit under the Plan with respect to any Restricted Shares, then such right or benefit shall, in the discretion of the Committee, cease. In such event, the Company may hold or apply the same or any part of such right or benefit for the benefit of the Participant, his or her spouse, children or other dependents, or any of them, in such manner and in such proportion as the Committee may deem proper.


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         (c)      TERMINATION OF EMPLOYMENT
                  -------------------------

         In the event of a Participant's termination of employment with the Company and its subsidiaries for any reason other than death or permanent disability, any Restricted Shares shall be returned to the Company unless the Committee otherwise specifically agrees in writing.

         In the event of Participant's termination of employment with the Company and its subsidiaries due to death or permanent disability, all restrictions on the Restricted Shares which have not otherwise lapsed under the Plan shall immediately lapse.

         Permanent disability under the Plan shall occur when the Participant has been unable to perform such Participant's duties for a period of six (6) consecutive months and medical evidence satisfactory to the Committee has been submitted which indicates that the Participant will be unable to resume such Participant's duties.

         (d)      CHANGE IN CONTROL
                  -----------------

         Upon the occurrence of a Change of Control as defined in this Section 6(d) then, notwithstanding any provision to the contrary in this Plan, (i) each Restricted Stock Award shall continue in full force and effect in accordance with its terms; provided, however, that in connection with a Change in Control as provided in Sections 6(d)(iii) and 6(d)(iv) below, if the Company is not the surviving corporation in connection with such Change in Control, the surviving corporation shall issue a new restricted stock award (a "New Restricted Stock Award") providing that the Participant shall have the right to receive under the New Restricted Stock Award, in lieu of each Restricted Share theretofore issued under the Restricted Stock Award, the kind and amount of shares of stock, other securities, money and property receivable in connection with such Change in Control by a holder of one share of Common Stock of the Company and (ii) in the event of termination of employment of a Participant for any reason within one year after the occurrence of such Change in Control, any restrictions on the Restricted Shares shall lapse.


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         "Change of Control" shall mean the occurrence of any one of the following events:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) persons who, as of the date this Plan is adopted by the stockholders of the Company (the "Effective Date"), constituted the Company's Board of Directors (the "Incumbent Board") cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board of Directors, provided that any person becoming a director of the Company subsequent to the Effective Date whose nomination was approved by at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Plan, be considered a member of the Incumbent Board; or

                  (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity)



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                               more than 50% of the combined voting
                               power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                  (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         (e)      DIVIDENDS
                  ---------
         Unless otherwise determined by the Committee, dividends on Restricted Stock Awards will be paid at the same time and in the same amount as dividends paid to other Shareholders of Common Stock of the Company, regardless of whether the shares are free or restricted.

         (f)      WRITTEN AGREEMENT
                  -----------------

         Each award shall be evidenced by a written agreement executed by the Participant and the Company, which shall contain the terms and conditions upon which the award shall have been granted.


         7.       NOTICE OF ELECTION UNDER SECTION 83(b)
                  -------------------------------------

         Each Participant making an election under Section 83(b) of the Internal Revenue Code of 1986 as amended, and the Regulations and Rulings promulgated thereunder, will provide a copy thereof to the Company within 30 days of the filing of such election with the Internal Revenue Service.


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         8.       AMENDMENTS TO THE PLAN
                  ----------------------

         The Board of Directors of the Company may at any time terminate, or from time to time modify or suspend, the Plan, provided that no such modification without the approval of the shareholders of the Company shall:

         (a) materially increase the maximum number of shares which may be issued under the Plan in the aggregate (except as permitted by Section
         4); or (b) materially increase the benefits accruing to Participants under the Plan; or (c) materially modify the requirements as to eligibility for participation in the Plan.

         No modification or termination shall adversely affect the terms and conditions of outstanding awards of a Participant without his written consent except that the Plan may be amended without the consent of a Participant in order to conform to restrictions or limitations imposed by the Federal Securities Laws.

         9.       SUCCESSORS AND ASSIGNS
                  ----------------------

         The provisions of the Plan shall be binding upon all successors and assigns of any Participant acquiring shares under the Plan, including, without limitation, any receiver, trustee in bankruptcy or representative of the creditors of any such Participant.

         10.      EFFECTIVE DATE
                  --------------

         The Plan shall be effective when adopted by the holders of a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of shareholders where a quorum is present and will be in effect until November 15, 2004; provided, however, that except as otherwise prohibited by law, awards may be made prior to adoption by shareholders, and awards made on or before the Termination Date will remain in effect according to their original terms after the termination of the Plan.


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         11.      TAXES
                  -----

         (a)      PAYMENT BY PARTICIPANT
                  ----------------------

         Each Participant shall, no later than the date as of which the value of a Restricted Stock Award or of any Common Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to such income. The Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         (b)      PAYMENT IN SHARES
                  -----------------

         A Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to any Restricted Stock Award a number of shares with an aggregate Fair Market Value (as defined below) (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Common Stock owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any Participant who is subject to Section 16 of the Act, the following additional restrictions shall apply:

                  (i) the election to satisfy tax withholding obligations relating to a Restricted Stock Award in the manner permitted by this Section 11(b) shall be made either
                           (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the date as of which the receipt of such a



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                           Restricted Stock Award first becomes a taxable event
                           for Federal income tax purposes;

                  (ii)     such election shall be irrevocable;

                  (iii) such election shall be subject to the consent or disapproval of the Committee; and

                  (iv) the Common Stock withheld to satisfy tax withholding, if granted at the discretion of the Committee, must pertain to a Restricted Stock Award which has been held by the Participant for at least six months from the date of grant of the Restricted Stock Award.

         "Fair Market Value" will be determined by utilizing the closing share price for the Common Stock on the New York Stock Exchange in the Wall Street Journal as of the date that the applicable shares vest.


         12.      EMPLOYMENT AND OTHER PLANS
                  --------------------------

         A Participant's right, if any, to continue in the employment of the Company shall not be enlarged or otherwise affected by the Plan, his designation as a Participant in the Plan, or the receipt of an award under the Plan.

         This Plan shall not affect any other compensation program or plan nor preclude the addition of any other forms of incentive or compensation for Participants.